             =====================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                     __________________________________

                                   FORM 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

              Date of Report (date of earliest event reported):
                     December 23, 1998 (February 4, 1998)


                            _______________________

                            JDN REALTY CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)


     MARYLAND                      1-12844                       58-1468053
(State or Other             (Commission File Number)     (I.R.S. Employer
Jurisdiction of                                          Identification
Incorporation)                                           Number)


     359 EAST PACES FERRY ROAD
     SUITE 400
     ATLANTA, GEORGIA                                  30305
     (Address of Principal Executive Offices)          (Zip Code)

                                (404) 262-3252
             (Registrant's Telephone Number, including Area Code)

             =====================================================

Item 5.    Other Events
-------    ------------

     On February 4, 1998, JDN Realty Corporation (the "Company") acquired a portfolio of five shopping centers in Milwaukee, Wisconsin containing an aggregate of approximately 1.1 million square feet (the "Milwaukee Acquisitions") from two third parties for an aggregate purchase price of approximately $58.5 million. The two third party sellers are related to one another but are unrelated to the Company. The Company financed the purchase of the Milwaukee Acquisitions with an advance under its unsecured line of credit, assumption of secured indebtedness of $5.4 million, and sponsored a limited partnership that issued limited partnership units valued at $3.0 million in a limited partnership formed to own and operate one of the shopping centers. Subject to certain conditions, the limited partnership units are exchangeable for cash or 139,535 shares of the Company's common stock beginning in February 1999.

     On February 23, 1998, the Company acquired Cross Pointe Shopping Center, a 205,491 square foot shopping center in Fayetteville, North Carolina for approximately $12.9 million from an unrelated third party. The Company financed this acquisition with an advance under its unsecured line of credit in the amount of $2.4 million and by canceling a $10.5 million mortgage loan receivable from the seller in consideration for a credit at closing.

     On June 22, 1998, the Company acquired Candlers Station Shopping Center, a 270,765 square foot shopping center in Lynchburg, Virginia for $18.3 million from an unrelated third party. The Company financed this acquisition with an advance under its unsecured line of credit.

     On October 7, 1998, the Company acquired all of the limited liability company membership interests in an entity which owns University Hills Shopping Center, a 244,631 square foot shopping center in Denver, Colorado, for approximately $12.8 million. The Company financed this acquisition with an advance under its unsecured line of credit. The shopping center is subject to a $25.4 million mortgage loan under which the limited liability company is the obligor and the Company is the guarantor.

     Financial statements for these acquired properties and pro forma financial information of the Company related to these acquisitions are included in this report.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
-------    ------------------------------------------------------------------

      The following financial statements, pro forma financial information and exhibits are filed as part of this report:

A. Financial statements of real estate acquired, pursuant to Rule 3-14 of Regulation S-X:
      MILWAUKEE ACQUISITIONS
      ----------------------
            Report of Independent Auditors
            Statements of Revenue and Certain Expenses
            -      Year ended December 31, 1997
            -      Period from January 1, 1998 to February 4, 1998
            Notes to statements of revenue and certain expenses
      CROSS POINTE SHOPPING CENTER
      ----------------------------
            Report of Independent Auditors
            Statements of Revenue and Certain Expenses
            -      Year ended December 31, 1997
            -      Period from January 1, 1998 to February 23, 1998
            Notes to statements of revenue and certain expenses
      CANDLERS STATION SHOPPING CENTER
      --------------------------------
            Report of Independent Auditors
            Statements of Revenue and Certain Expenses
            -      Year ended December 31, 1997
            -      Period from January 1, 1998 to June 22, 1998
            Notes to statements of revenue and certain expenses
      UNIVERSITY HILLS SHOPPING CENTER
      --------------------------------
            Report of Independent Auditors
            Statements of Revenue and Certain Expenses
            -      Year ended December 31, 1997
            -      Nine months ended September 30, 1998
            Notes to statements of revenue and certain expenses

B. Pro forma financial information required pursuant to Article 11 of Regulation S-X:
            Pro forma consolidated balance sheet of the Company
            -      September 30, 1998
            Pro forma consolidated statements of income of the Company
            -      Year ended December 31, 1997
            -      Nine months ended September 30, 1998

      The unaudited pro forma balance sheet is based on the historical consolidated balance sheet of the Company as of September 30, 1998 as if the Company had acquired University Hills Shopping Center on September 30, 1998. Included in the historical balance sheet of the Company are the effects of acquisitions made prior to September 30, 1998, including Cross Pointe Shopping Center, Candlers Station Shopping Center and the Milwaukee Acquisitions.

      The unaudited pro forma balance sheet is based on the historical consolidated balance sheet of the Company as of September 30, 1997 as if the Company had acquired the Milwaukee Acquisitions on September 30, 1997.

      The unaudited pro forma consolidated statements of operations are based upon the historical consolidated statements of operations of the Company, the Milwaukee Acquisitions, Cross Point Shopping Center, Candlers Station Shopping Center and University Hills Shopping Center for the year ended December 31, 1997 and the nine months ended September 30, 1998 and are presented as if the Company had acquired these shopping centers on January 1, 1997 and 1998, respectively.

      These unaudited pro forma financial statements should be read in conjunction with the combined statements of revenue and certain expenses and notes thereto of the Milwaukee Acquisitions, Cross Pointe Shopping Center, Candlers Station Shopping Center and University Hills Shopping Center included in this report, the consolidated financial statements of the Company included in its annual report on Form 10-K for the year ended December 31, 1997 and the unaudited interim financial statements of the Company on Form 10-Q for the nine months ended September 30, 1998. These unaudited pro forma financial statements are not necessarily indicative of what the actual results of the Company would have been assuming the transactions had been completed as set forth above nor are they indicative of the future results of the Company.

C.    Exhibits
      Exhibit 23.  Consent of Independent Auditors

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                                  JDN REALTY CORPORATION



                                                  BY: /s/William J. Kerley
                                                      --------------------------
                                                      William J. Kerley
                                                      Senior Vice President and
                                                      Chief Financial Officer


Date:    December 23, 1998

                        Report of Independent Auditors

Shareholders and Board of Directors
JDN Realty Corporation

We have audited the combined statement of revenue and certain expenses of the Milwaukee Acquisitions as described in Note 1 for the year ended December 31, 1997. This combined statement of revenue and certain expenses is the responsibility of the Milwaukee Acquisitions' management. Our responsibility is to express an opinion on this combined statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenue and certain expenses. We believe that our audit of the combined statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying combined statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of the Milwaukee Acquisitions' combined revenue and expenses.

In our opinion, the combined statement of revenue and certain expenses referred to above presents fairly, in all material respects, the combined revenue and certain expenses of the Milwaukee Acquisitions for the year ended December 31, 1997 in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP



Atlanta, Georgia
November 25, 1998

                            Milwaukee Acquisitions

              Combined Statements of Revenue and Certain Expenses


                                                                       PERIOD FROM
                                                 YEAR ENDED         JANUARY 1, 1998 TO
                                                DECEMBER 31,            FEBRUARY 4,
                                                    1997                   1998
                                             --------------------------------------------
                                                                        (UNAUDITED)
Revenue:
   Minimum and percentage rents                   $5,369,951               $555,767
   Recoveries from tenants                         2,422,687                258,331
   Electrical revenue                              1,205,947                109,677
   Interest income                                    44,411                  8,919
   Other income                                        9,565                    760
                                            ---------------------------------------------
Total revenue                                      9,052,561                933,454

Certain expenses:
   Operating and maintenance                       1,303,386                152,662
   Real estate taxes                               1,255,994                120,438
   Cost of electricity                             1,003,905                 87,821
                                            ---------------------------------------------
Total certain expenses                             3,563,285                360,921
                                            ---------------------------------------------
Revenue in excess of certain expenses             $5,489,276               $572,533
                                            =============================================

See accompanying notes.

                            Milwaukee Acquisitions

         Notes to Combined Statements of Revenue and Certain Expenses

                         Year ended December 31, 1997
        and period from January 1, 1998 to February 4, 1998 (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying combined statements of revenue and certain expenses relate to the combined operations of Marketplace at Brown Deer, Brown Deer Center, Shoppers World of Brookfield, West Allis Center and Pointe Loomis retail shopping centers (collectively, the "Milwaukee Acquisitions"). The Milwaukee Acquisitions are located in Milwaukee, Wisconsin and have a combined total of approximately 1.1 million gross leasable square feet. During February 1998, JDN Realty Corporation (the "Company") acquired the Milwaukee Acquisitions from two third parties, who are related to each other but are unrelated to the Company.

The accompanying combined statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of the Company. The combined statements are not representative of the combined actual operations of the Milwaukee Acquisitions for the periods presented nor indicative of future combined operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on a straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized as earned.

USE OF ESTIMATES

The preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of combined revenue and expenses during the reporting period. Actual results could differ from these estimates.

                            Milwaukee Acquisitions

                         Year ended December 31, 1997
        and period from January 1, 1998 to February 4, 1998 (Unaudited)


2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently the Milwaukee Acquisitions' credit risk is concentrated in the retail industry.

The significant tenants of the Milwaukee Acquisitions and the minimum rents from these tenants, as a percentage of combined total minimum rents for the periods indicated, were as follows:

                                                                     YEAR ENDED          PERIOD FROM JANUARY 1, 1998
         TENANT                     SHOPPING CENTER               DECEMBER 31, 1997          TO FEBRUARY 4, 1998
------------------------------------------------------------------------------------------------------------------------
                                                                                                 (UNAUDITED)
Kohl's                   Brown Deer Center                                15.7%                     14.5%
                         West Allis Center
                         Pointe Loomis

Pick `N Save             Brown Deer Center                                17.0%                     15.8%
                         Marketplace at Brown Deer
                         West Allis Center
                         Pointe Loomis

Home Goods               Shoppers World of Brookfield                     21.7%                     20.1%
                         West Allis Center
                         Marketplace at Brown Deer

                        Report of Independent Auditors


Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statement of revenue and certain expenses of Cross Pointe Shopping Center for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the Cross Pointe Shopping Center's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of Cross Pointe Shopping Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of Cross Pointe Shopping Center for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                               Ernst & Young LLP


Atlanta, Georgia
July 30, 1998

                         Cross Pointe Shopping Center

                  Statements of Revenue and Certain Expenses


                                                                    PERIOD FROM
                                                                     JANUARY 1,
                                                YEAR ENDED            1998 TO
                                               DECEMBER 31,         FEBRUARY 23,
                                                   1997                1998
                                           -----------------------------------------
                                                                     (UNAUDITED)
Revenue:
   Minimum rents                              $    1,488,984    $       206,746
   Recoveries from tenants                           224,627             32,739
   Interest income                                    11,839              5,163
   Other income                                        3,671                109
                                           -----------------------------------------
Total revenue                                      1,729,121            244,757

Certain expenses:
   Operating and maintenance                         210,196             17,900
   Real estate taxes                                 150,839             21,636
                                           ----------------------------------------
Total certain expenses                               361,035             39,536
                                           ----------------------------------------
Revenue in excess of certain expenses      $       1,368,086    $       205,221
                                           ========================================

See accompanying notes.

                         Cross Pointe Shopping Center

              Notes to Statements of Revenue and Certain Expenses

 Year Ended December 31, 1997 and period from January 1, 1998 to February 23,
                               1998 (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of Cross Pointe Shopping Center. The property is located in Fayetteville, North Carolina and has a total of 204,291 gross leasable square feet. JDN Realty Corporation (the "Company") acquired the center from an unrelated third party during February 1998.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of the Company. The statements are not representative of the actual operations of Cross Pointe Shopping Center for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned.

USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                         Cross Pointe Shopping Center

2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently Cross Pointe Shopping Center's credit risk is concentrated in the retail industry.

The significant tenants of Cross Pointe Shopping Center and the minimum rents recognized from these tenants, as a percentage of total minimum rents for the periods indicated, were as follows:

                                                                         PERIOD FROM
                                            YEAR ENDED                JANUARY 1, 1998 TO
                                           DECEMBER 31,                  FEBRUARY 23,
                TENANT                         1997                          1998
          ---------------------------------------------------------------------------------
                                                                         (UNAUDITED)
          TJ Maxx                             19.3%                         19.9%
          General Cinemas                     24.7%                         25.5%
          Hechlinger                          14.1%                         14.5%
          Discovery Zone                       9.9%                         10.2%

                        Report of Independent Auditors


Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statement of revenue and certain expenses of Candlers Station Shopping Center for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the Candlers Station Shopping Center's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of Candlers Station Shopping Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of Candlers Station Shopping Center for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                              Ernst & Young LLP


Atlanta, Georgia
August 7, 1998

                       Candlers Station Shopping Center

                  Statements of Revenue and Certain Expenses

                                                                                      PERIOD FROM
                                                                                       JANUARY 1,
                                                                  YEAR ENDED            1998 TO
                                                                 DECEMBER 31,           JUNE 22,
                                                                     1997                 1998
                                                             -----------------------------------------
                                                                                        (UNAUDITED)
Revenue:
   Minimum and percentage rents                                 $    1,763,766      $       850,834
   Recoveries from tenants                                             218,536              100,567
   Other income                                                          7,086                  229
                                                             -----------------------------------------
Total revenue                                                        1,989,388              951,630

Certain expenses:
   Operating and maintenance                                           201,965               76,259
   Real estate taxes                                                   150,901               71,523
                                                             -----------------------------------------
Total certain expenses                                                 352,866              147,782
                                                             -----------------------------------------
Revenue in excess of certain expenses                           $    1,636,522       $      803,848
                                                             =========================================

See accompanying notes.

                       Candlers Station Shopping Center

              Notes to Statements of Revenue and Certain Expenses

Year ended December 31, 1997 and period from January 1, 1998 to June 22, 1998
                                  (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of Candlers Station Shopping Center. The property is located in Lynchburg, Virginia and has a total of 270,765 gross leasable square feet. JDN Realty Corporation (the "Company") acquired the center from an unrelated third party during June 1998.

The accompanying statements of revenue and certain expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of the Company. The statements are not representative of the actual operations of Candlers Station Shopping Center for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized as earned.


USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                       Candlers Station Shopping Center

2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently Candlers Station Shopping Center's credit risk is concentrated in the retail industry.

The significant tenants of Candlers Station Shopping Center and the minimum rents recognized from these tenants, as a percentage of total minimum rents for the periods indicated, were as follows:

                                                                    PERIOD FROM JANUARY 1,
                                            YEAR ENDED                    1998 TO
                                           DECEMBER 31,                   JUNE 22,
                 TENANT                        1997                         1998
          -------------------------------------------------------------------------------------
                                                                        (UNAUDITED)
          Goody's                             15.4%                         16.0%
          Cinemark                            21.3%                         20.3%

                        Report of Independent Auditors


Shareholders and Board of Directors
JDN Realty Corporation

We have audited the statement of revenue and certain expenses of University Hills Shopping Center for the year ended December 31, 1997. This statement of revenue and certain expenses is the responsibility of the University Hills Shopping Center's management. Our responsibility is to express an opinion on this statement of revenue and certain expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenue and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses. We believe that our audit of the statement of revenue and certain expenses provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K of JDN Realty Corporation as described in Note 1 and is not intended to be a complete presentation of University Hills Shopping Center's revenue and expenses.

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses of University Hills Shopping Center for the year ended December 31, 1997 in conformity with generally accepted accounting principles.

                                                             Ernst & Young LLP


Atlanta, Georgia
August 14, 1998

                       University Hills Shopping Center

                  Statements of Revenue and Certain Expenses

                                                                                                   PERIOD FROM
                                                                              YEAR ENDED       JANUARY 1, 1998 TO
                                                                             DECEMBER 31,         SEPTEMBER 30,
                                                                                 1997                 1998
                                                                         -------------------------------------------
                                                                                                    (UNAUDITED)
Revenue:
   Minimum and percentage rents                                             $    1,021,736       $    2,457,039
   Recoveries from tenants                                                         120,819              394,273
   Other income                                                                      4,265               12,497
                                                                         -------------------------------------------
Total revenue                                                                    1,146,820            2,863,809

Certain expenses:
   Operating and maintenance                                                       303,250              251,082
   Real estate taxes                                                                62,912              236,923
                                                                         -------------------------------------------
Total certain expenses                                                             366,162              488,005
                                                                         -------------------------------------------
Revenue in excess of certain expenses                                      $       780,658       $    2,375,804
                                                                         ===========================================



See accompanying notes.

                       University Hills Shopping Center

              Notes to Statements of Revenue and Certain Expenses

       Year ended December 31, 1997 and period from January 1, 1998 to
                        September 30, 1998 (Unaudited)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenue and certain expenses relate to the operations of University Hills Shopping Center. The property is located in Denver, Colorado and has a total of 219,642 gross leasable square feet with additional square feet under construction. JDN Realty Corporation (the "Company") acquired all of the limited liability company membership interests in the entity, which owns University Hills Shopping Center from an unrelated third party during October 1998.

The accompanying statements of revenue and certain expenses are not representative of the actual operations of University Hills Shopping Center for the periods presented nor indicative of future operations as certain expenses, primarily consisting of mortgage interest expense, depreciation, amortization, management fees, and corporate expenses have been excluded.

REVENUE RECOGNITION

Minimum base rentals are recognized as revenue on straight-line basis over the terms of the operating leases. Tenants are required to pay contingent rentals based on common area maintenance expenses, and such contingent rentals are recognized as revenue when earned. Additionally, certain tenants pay incremental rental amounts based on sales volumes and these percentage rentals are recognized as earned.

USE OF ESTIMATES

The preparation of the statements of revenue and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

                       University Hills Shopping Center

2. LEASES AND SIGNIFICANT TENANTS

The tenant base includes primarily national or regional retail chains and local retailers, and consequently University Hills Shopping Center's credit risk is concentrated in the retail industry.

The significant tenants of University Hills Shopping Center and the minimum rents recognized from these tenants, as a percentage of total minimum rents for the periods indicated, were as follows:

                                                                        PERIOD FROM JANUARY 1,
                                              YEAR ENDED                       1998 TO
                                             DECEMBER 31,                   SEPTEMBER 30,
                   TENANT                        1997                           1998
          -------------------------------------------------------------------------------------------
                                                                             (UNAUDITED)
          King Soopers                           36.2%                          21.0%
          Office Max                             15.5%                          12.3%
          Homeplace                              11.4%                          24.6%
          Just For Feet                           9.9%                          12.6%

Effective January 5, 1998, HomePlace Stores, Inc. declared bankruptcy. Under the direction of the bankruptcy trustee, Homeplace is to remain current on their 1998 lease payments. The outcome of the bankruptcy is unknown and management is unable to determine the ultimate effect of this matter on the property, however, management has considered this in its evaluation of bad debt expense.

                            JDN REALTY CORPORATION
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1998
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                       JDN Realty                                   JDN Realty
                                                                      Corporation             Pro Forma            Corporation
                                                                     Historical (A)          Adjustments            Pro Forma
                                                                   ------------------     ------------------     ---------------
                                                                      (Unaudited)
ASSETS
     Shopping center properties, at cost:
        Land                                                               $ 118,796      $         15,272  (B)   $       134,068
        Buildings and improvements                                           542,176                18,212  (B)           560,388
        Property under development                                           107,662                 1,031  (B)           108,693
                                                                   -----------------      ----------------        ---------------

                                                                             768,634                34,515                803,149
        Less: accumulated depreciation and amortization                      (49,627)                    -                (49,627)
                                                                   -----------------      ----------------        ---------------
           Shopping center properties, net                                   719,007                34,515                753,522
     Rents receivable                                                          5,472                   181  (E)             5,653
     Investments in and advances to unconsolidated entities                  125,344                     -                125,344
     Deferred costs, net of amortization                                       4,629                    55  (E)             4,684
     Other assets                                                             11,772                 2,048  (E)            13,820
                                                                   -----------------      ----------------        ---------------

                                                                           $ 866,224      $         36,799        $       903,023
                                                                   =================      ================        ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
     Liabilities
        Unsecured notes payable                                            $ 234,557      $              -        $       234,557
        Unsecured lines of credit                                            105,507                13,242  (C)           118,749
        Mortgage notes payable                                                18,603                23,162  (D)            41,765
        Accounts payable and accrued expenses                                  9,109                   372  (E)             9,481
        Other liabilities                                                     10,269                    23  (E)            10,292
                                                                   -----------------      -----------------       ---------------

           Total Liabilities                                                 378,045                36,799                414,844

     Third party investors' interest                                           3,000                     -                  3,000

     Shareholders' Equity
        Preferred stock, par value $.01 per share -
        authorized 20,000,000 shares: 9 3/8% Series
        A Cumulative Redeemable Preferred Stock, liquidation
           preference $25 per share, issued and
           outstanding 2,000,000 shares                                           20                     -                     20
        Common stock, par value $.01 per share -
           authorized 150,000,000 shares, issued and
           outstanding 31,000,298 shares                                         310                     -                    310
        Paid-in capital                                                      491,938                     -                491,938
        Accumulated deficit                                                   (7,089)                    -                 (7,089)
                                                                   -----------------      ----------------        ---------------

           Total Shareholders' Equity                                        485,179                     -                485,179
                                                                   -----------------      ----------------        ---------------

                                                                           $ 866,224      $         36,799        $       903,023
                                                                   =================      ================        ===============


            SEE NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

                 NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                              SEPTEMBER 30, 1998
                                  (UNAUDITED)


(A) Represents the historical consolidated balance sheet of JDN Realty Corporation (the "Company") as of September 30, 1998. Included in this balance sheet are the effects of acquisitions made prior to September 30, 1998, including Cross Pointe Shopping Center, Candlers Station Shopping Center and the Milwaukee Acquisitions. No pro forma adjustments are included for acquisitions made prior to September 30, 1998.

(B) Represents the allocated purchase price for the University Hills Shopping Center.

(C) Represents the financing of the purchase of all of the limited liability company membership interests in the entity which owns University Hills Shopping Center with an advance under the Company's unsecured line of credit.

(D) Represents a mortgage loan which the Company assumed in connection with the acquisition of the entity which owns University Hills Shopping Center.

(E) Represents miscellaneous assets and liabilities assumed in connection with the acquisition of the entity which owns University Hills Shopping Center.

                            JDN Realty Corporation
                  Pro Forma Consolidated Statement of Income
                         Year Ended December 31, 1997
                                  (Unaudited)
                     (In thousands, except per share data)

                                                           JDN Realty                          Cross Pointe      Candlers Station
                                                          Corporation        Milwaukee           Shopping            Shopping
                                                         Historical (A)   Acquisitions (B)      Center (C)          Center (D)
                                                         --------------   ----------------    --------------    ------------------
Revenues:
    Minimum and percentage rents                             $   43,346        $     5,370        $    1,489            $    1,764
    Recoveries from tenants                                       4,512              3,629               225                   219
    Other revenue                                                   147                 10                 4                     7
                                                         --------------   ----------------    --------------    ------------------
        Total revenues                                           48,005              9,009             1,718                 1,990

Operating expenses:
    Operating and maintenance                                     3,201              2,307               210                   202
    Real estate taxes                                             2,540              1,256               151                   151
    General and administrative                                    4,265               -                  -                     -
    Depreciation and amortization                                10,130               -                  -                     -
                                                         --------------   ----------------    --------------    ------------------
        Total operating expenses                                 20,136              3,563               361                   353
                                                         --------------   ----------------    --------------    ------------------
    Income from operations                                       27,869              5,446             1,357                 1,637

Other income (expense):
    Interest expense, net                                        (4,856)               -                  -                     -
    Other income, net                                             1,205                 44                12                    -
    Equity in net income of unconsolidated entities               3,367                -                  -                     -
    Third party investors' share of income of
        consolidated entity                                          -                 -                  -                     -
                                                         --------------   ----------------    --------------    ------------------

Income before net loss on real estate sales and
    extraordinary items                                          27,585              5,490             1,369                 1,637
Net loss on real estate dealer                                     (352)               -                  -                     -
                                                         --------------   ----------------    --------------    ------------------
Income before extraordinary items                                27,233              5,490             1,369                 1,637
Extraordinary items                                              (5,940)               -                  -                     -
                                                         --------------   ----------------    --------------    ------------------
        Net income                                           $   21,293         $    5,490        $    1,369            $    1,637
                                                         ==============   ================    ==============    ==================

Net income per share - basic:
    Income before extraordinary items                        $     1.18
    Extraordinary items                                           (0.26)
                                                         --------------
    Net income                                               $     0.92
                                                         ==============

Net income per share - diluted:
    Income before extraordinary items                        $     1.16
    Extraordinary items                                           (0.25)
                                                         --------------
    Net income                                               $     0.91
                                                         ==============

Weighted average shares outstanding                              23,066
Diluted shares outstanding                                          416
                                                         --------------
Weighted average shares outstanding with diluted shares          23,482
                                                         ==============

                                                           University
                                                              Hills                             JDN Reality
                                                            Shopping        Pro Forma           Corporation
                                                            Center (E)     Adjustments           Pro Forma
                                                        --------------    -------------         -------------
Revenues:
    Minimum and percentage rents                           $     1,022        $      -            $    52,991
    Recoveries from tenants                                        121               -                  8,706
    Other revenue                                                    4               -                    172
                                                        --------------    -------------         -------------
Total revenues                                                   1,147               -                 61,869

Operating expenses:
    Operating and maintenance                                      303               -                  6,223
    Real estate taxes                                               63               -                  4,161
    General and administrative                                      -                -                  4,265
    Depreciation and amortization                                   -             3,063 (F)            13,193
                                                        --------------    -------------         -------------
        Total operating expenses                                   366            3,063                27,842
                                                        --------------    -------------         -------------
    Income from operations                                         781           (3,063)               34,027

Other income (expense):
    Interest expense, net                                           -            (8,678) (G)          (13,534)
    Other income, net                                               -                -                  1,261
    Equity in net income of unconsolidated entities                 -                -                  3,367
    Third party investors' share of income of
        consolidated entity                                         -              (184) (H)             (184)
                                                        --------------    -------------         -------------

Income before net loss on real estate sales and
    extraordinary items                                            781          (11,925)               24,937
Net loss on real estate dealer                                      -                -                   (352)
                                                        --------------    -------------         -------------
Income before extraordinary items                                  781          (11,925)               24,585
Extraordinary items                                                 -                -                 (5,940)
                                                        --------------    -------------         -------------
        Net income                                         $       781        $ (11,925)          $    18,645
                                                        ==============    =============         =============

Net income per share - basic:
    Income before extraordinary items                                                             $      1.07
    Extraordinary items                                                                                 (0.26)
                                                                                                -------------
    Net income                                                                                    $      0.81
                                                                                                =============

Net income per share - diluted:
    Income before extraordinary items                                                             $      1.05
    Extraordinary items                                                                                 (0.25)
                                                                                                -------------
    Net income                                                                                    $      0.80
                                                                                                =============

Weighted average shares outstanding                                                                    23,066
Diluted shares outstanding                                                                                416
                                                                                                -------------
Weighted average shares outstanding with diluted shares                                                23,482
                                                                                                =============

            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                         YEAR ENDED DECEMBER 31, 1997
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the year ended December 31, 1997.

(B) Represents the revenue and certain expenses of the Milwaukee Acquisitions for the year ended December 31, 1997.

(C) Represents the revenue and certain expenses of Cross Pointe Shopping Center for the year ended December 31, 1997.

(D) Represents the revenue and certain expenses of Candlers Station Shopping Center for the year ended December 31, 1997.

(E) Represents the revenue and certain expenses of University Hills Shopping Center for the year ended December 31, 1997.

(F) Represents depreciation expense related to the portion of the purchase prices allocated to building using a 31.5 year life for the following:

               Milwaukee Acquisitions                        $1,579,000
               Cross Pointe Shopping Center                     354,000
               Candlers Station Shopping Center                 496,000
               University Hills Shopping Center                 634,000
                                                             ----------
                                                             $3,063,000
                                                             ==========

(G) Represents interest expense assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions. The effect on interest expense of each of the acquisitions is as follows:

               Milwaukee Acquisitions                        $4,096,000
               Cross Pointe Shopping Center                     182,000
               Candlers Station Shopping Center               1,354,000
               University Hills Shopping Center               3,046,000
                                                             ----------
                                                             $8,678,000
                                                             ==========

(H) Represents the third party investors' share of the net income of the limited partnership formed to acquire one of the Milwaukee Acquisitions, which is consolidated for financial reporting purposes.

                            JDN REALTY CORPORATION
                  PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                           JDN Realty                           Cross Pointe     Candlers Station
                                                           Corporation        Milwaukee           Shopping           Shopping
                                                          Historical (A)   Acquisitions (B)      Center (C)         Center (D)
                                                          --------------   ----------------     ------------     ----------------
Revenues:
     Minimum and percentage rents                         $       50,590   $            556     $        207     $            851
     Recoveries from tenants                                       6,187                368               33                  101
     Other revenue                                                    95                  1                -                    -
                                                          --------------   ----------------     ------------     ----------------
        Total revenues                                            56,872                925              240                  952

Operating expenses:
     Operating and maintenance                                     4,393                241               18                   76
     Real estate taxes                                             3,042                120               22                   72
     General and administrative                                    5,309                  -                -                    -
     Depreciation and amortization                                11,828                  -                -                    -
                                                          --------------   ----------------     ------------     ----------------
        Total operating expenses                                  24,572                361               40                  148
                                                          --------------   ----------------     ------------     ----------------
     Income from operations                                       32,300                564              200                  804

Other income (expense):
     Interest expense, net                                        (6,428)                 -                -                    -
     Other income, net                                               647                  9                5                    -
     Equity in net income of unconsolidated entities               2,968                  -                -                    -
     Third party investors' share of income of
        consolidated entity                                         (146)                 -                -                    -
                                                          --------------   ----------------     ------------     ----------------
Income before net loss on real estate sales                       29,341                573              205                  804
Net gain on real estate sales                                        379                  -                -                    -
                                                          --------------   ----------------     ------------     ----------------
        Net income                                                29,720                573              205                  804
        Dividends to preferred shareholders                         (169)                 -                -                    -
                                                          --------------   ----------------     ------------     ----------------
        Net income attributable to common shareholders    $       29,551   $            573    $         205     $            804
                                                          ==============   ================    =============     ================
Net income per common share:
     Basic                                                $         0.98
                                                          ==============
     Diluted                                              $         0.96
                                                          ==============

Weighted average shares outstanding                               30,213
Diluted shares outstanding                                           537
                                                          ==============
Weighted average shares outstanding with diluted shares           30,750
                                                          ==============

                                                             University Hills                        JDN Realty
                                                                 Shopping          Pro Forma        Corporation
                                                                Center (E)        Adjustments        Pro Forma
                                                             ----------------     -----------       -----------
     Minimum and percentage rents                            $          2,457     $         -       $    54,661
     Recoveries from tenants                                              394               -             7,083
     Other revenue                                                         12               -               108
                                                             ----------------     -----------       -----------
        Total revenues                                                  2,863               -            61,852

Operating expenses:
      Operating and maintenance                                           251               -             4,979
     Real estate taxes                                                    237               -             3,493
     General and administrative                                             -               -             5,309
     Depreciation and amortization                                          -           1,046  (F)       12,874
                                                             ----------------     -----------        ----------
        Total operating expenses                                          488           1,046            26,655
                                                             ---------------      -----------        ----------
     Income from operations                                             2,375          (1,046)           35,197

Other income (expense):
     Interest expense, net                                                  -          (3,507) (G)       (9,935)
     Other income, net                                                      -               -               661
     Equity in net income of unconsolidated entities                        -               -             2,968
     Third party investors' share of income of
        consolidated entity                                                 -               -              (146)
                                                              ---------------   --------------        ---------
Income before net loss on real estate sales                             2,375          (4,553)           28,745
Net gain on real estate sales                                               -               -               379
                                                              ----------------  --------------        ---------
        Net income                                            $         2,375          (4,553)           29,124
        Dividends to preferred shareholders                                 -               -              (169)
                                                             ----------------     -----------       -----------
        Net income attributable to common shareholders       $          2,375    $     (4,553)      $    28,955
                                                             ================    ============       ===========
Net income per common share:
     Basic                                                                                          $      0.96
                                                                                                    ===========
     Diluted                                                                                        $      0.94
                                                                                                    ===========

Weighted average shares outstanding                                                                      30,213
Diluted shares outstanding                                                                                  537
                                                                                                    ===========
Weighted average shares outstanding with diluted shares                                                  30,750
                                                                                                    ===========


            SEE NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME

              NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     NINE MONTHS ENDED SEPTEMBER 30, 1998
                                  (UNAUDITED)


(A) Represents the historical consolidated statement of income of JDN Realty Corporation (the "Company") for the nine months ended September 30, 1997.

(B) Represents the revenue and certain expenses of the Milwaukee Acquisitions for period from January 1, 1998 to February 4, 1998 (date of purchase by the Company).

(C) Represents the revenue and certain expenses of Cross Pointe Shopping Center for period from January 1, 1998 to February 23, 1998 (date of purchase by the Company).

(D) Represents the revenue and certain expenses of Candlers Station Shopping Center for period from January 1, 1998 to June 22, 1998 (date of purchase by the Company).

(E) Represents the revenue and certain expenses of University Hills Shopping Center for period from January 1, 1998 to September 30, 1998.

(F) Represents depreciation expense related to the portion of the purchase prices of these acquisitions allocated to building using a 31.5 year life for the following:

               Milwaukee Acquisitions               $   263,000
               Cross Pointe Shopping Center              59,000
               Candlers Station Shopping Center         248,000
               University Hills Shopping Center         476,000
                                                    -----------
                                                    $ 1,046,000
                                                    ===========

(G) Represents interest expense assuming the Company incurred or assumed indebtedness at the beginning of the period to finance these acquisitions. The effect on interest expense of each of the acquisitions is as follows:

               Milwaukee Acquisitions               $   603,000
               Cross Pointe Shopping Center              26,000
               Candlers Station Shopping Center         618,000
               University Hills Shopping Center       2,260,000
                                                    -----------
                                                    $ 3,507,000
                                                    ===========

                               INDEX TO EXHIBITS


EXHIBIT 23        Consent of Independent Auditors